BA3/186131.01

                                GSE SYSTEMS, INC.
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director(s) and Executive Officers of GSE SYSTEMS, INC., a Delaware corporation, hereby constitute and appoint CHIN-OUR JERRY JEN, JEFFERY G. HOUGH, and GILL R. GRADY and any of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in any said agent and attorney-in-fact, to sign for the undersigned and in their respective names as Directors and Executive Officers of GSE Systems, Inc., the Registration Statement on Form S-1, and any and all further amendments to said Registration Statement, hereby ratifying and confirming all acts taken by such agent and attorney-in-fact, as herein authorized.

                                                                 DATE


__________________________________                    ___________________, 2001
Chin-Our Jerry Jen, Chief Operating Officer,
President and Director
(Principal Executive Officer)


______________________________________                ___________________, 2001
Jeffery G. Hough, Senior Vice President and
Chief Financial Officer
(Principal Accounting and Financial Officer)


___________________________________                   ___________________, 2001
Sheldon L. Glashow, Ph.D., Director


________________________________                      ___________________, 2001
Scott N. Greenberg, Director


___________________________                           ___________________, 2001
Joseph W. Lewis, Director


______________________________                        ___________________, 2001
John A. Moore, Jr., Director


______________________________                        ___________________, 2001
Jerome I. Feldman, Director


______________________________                        ___________________, 2001
George J. Pedersen, Director


______________________________________                ___________________, 2001
Roger L. Hagengruber, Ph.D., Director